                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

--------------------------------------------------------------------------------
                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby

In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------

                        MONTHLY OPERATING REPORT FOR THE
                      PERIOD MAY 30, 2002 TO JUNE 26, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI 48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: July 22, 2002

                           KMART CORPORATION, ET AL.



                           /s/ A. A. Koch
                           -----------------------------------
                           A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED JUNE 26, 2002

I.  Kmart Corporation Unaudited Consolidated Financial Statements
    A. Consolidated Statement of Operations for the four-week period ended June 26, 2002
    B.  Consolidated Balance Sheet as of June 26, 2002
    C. Consolidated Statement of Cash Flows for the four-week period ended June 26, 2002
    D. Cash Receipts and Disbursements for the four-week period ended June 26, 2002
    E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through June 26, 2002
    F.  Notes to Unaudited Consolidated Financial Statements


II. Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                        FOUR-WEEK
                                                       PERIOD ENDED
                                                         JUNE 26,
                                                           2002
                                                       ------------
SALES                                                  $      2,333

Cost of sales, buying & occupancy                             1,936
                                                       ------------

GROSS MARGIN                                                    397

Selling, general and administrative expenses                    512
                                                       ------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                                      (115)

Chapter 11 reorganization expense                                12
                                                       ------------

LOSS BEFORE INTEREST AND INCOME TAXES                          (127)

Net interest expense                                             10
Income taxes                                                     --
                                                       ------------

NET LOSS                                               $       (137)
                                                       ============

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                          JUNE 26,
                                                                            2002
                                                                         ----------
ASSETS

Cash and cash equivalents                                                $    1,585
Merchandise inventories                                                       5,248
Other current assets                                                            527
                                                                         ----------
TOTAL CURRENT ASSETS                                                          7,360

Property and equipment, net                                                   5,979
Other assets and deferred charges                                               244
                                                                         ----------
TOTAL ASSETS                                                             $   13,583
                                                                         ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                       $    1,689
  Accrued payroll and other liabilities                                         685
  Taxes other than income taxes                                                 208
                                                                         ----------
TOTAL CURRENT LIABILITIES                                                     2,582

  Long-term debt                                                                 --
  Capital lease obligations                                                     688
  Other long-term liabilities                                                   111
                                                                         ----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                   3,381

LIABILITIES SUBJECT TO COMPROMISE                                             7,537

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)            889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  502,686,416 shares issued                                                     503
Capital in excess of par value                                                1,695
Accumulated deficit                                                            (422)
                                                                         ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $   13,583
                                                                         ==========



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Accounts payable                                                         $    2,440
Closed store reserves                                                           799
General liability and workers compensation                                      270
Taxes payable                                                                   158
Debt and notes payable                                                        3,328
Pension obligation                                                              187
Other liabilities                                                               355
                                                                         ----------
                                                                         $    7,537
                                                                         ==========

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                              FOUR-WEEK
                                                            PERIOD ENDED
                                                              JUNE 26,
                                                                2002
                                                            ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                    $       (137)

Adjustments to reconcile net loss
   to net cash used for operating activities:
     Restructuring, impairment and other charges                       1
     Reorganization items, net                                        12
     Depreciation and amortization                                    57
     Equity income in unconsolidated subsidiaries                     (6)
Changes in:
     Inventory                                                       (38)
     Accounts payable                                               (119)
     Deferred taxes and other taxes payable                            2
     Other assets                                                     28
     Other liabilities                                                32
Cash used for store closings and other charges                        (5)
                                                            ------------
Net cash used for continuing operations                             (173)
Net cash used for discontinued operations                             (3)
                                                            ------------
NET CASH USED FOR OPERATING ACTIVITIES                              (176)
                                                            ------------

NET CASH USED FOR REORGANIZATION ITEMS                               (50)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                 (33)
                                                            ------------
NET CASH USED FOR INVESTING ACTIVITIES                               (33)
                                                            ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                      (1)
                                                            ------------
NET CASH USED FOR FINANCING ACTIVITIES                                (1)
                                                            ------------

Net change in cash and cash equivalents                             (260)
Cash and cash equivalents, beginning of period                     1,845
                                                            ------------
Cash and cash equivalents, end of period                    $      1,585
                                                            ============

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                    FOUR-WEEK
                                                  PERIOD ENDED
                                                    JUNE 26,
                                                      2002
                                                  ------------
    Cash Receipts:
      Store                                       $      2,344
      Other                                                151
                                                  ------------

      CASH INFLOWS                                       2,495
                                                  ------------

    Cash Disbursements:
      Accounts payable                                   1,965
      Fleming                                              275
      Payroll and benefits                                 376
      Taxes                                                126
      Lease departments                                     13
                                                  ------------

      CASH OUTFLOWS                                      2,755
                                                  ------------

          TOTAL CASH FLOWS BEFORE BORROWINGS              (260)
                                                  ------------

    DIP Loan Borrowings                                     --
                                                  ------------

             NET CASH OUTFLOWS                    $       (260)
                                                  ============

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD JANUARY 22, 2002 THROUGH JUNE 26, 2002
                                              ------------------------------------------------------------------------------------
                                                  BILLED
NAME                                              AMOUNT         PAID         UNPAID       HOLDBACK       ACCRUED        TOTAL
----                                          -------------   -----------   -----------   -----------   ------------  ------------
Abacus Advisory and Consulting
  Corporation, LLC                            $   1,146,995   $ 1,146,995   $        --   $        --   $         --  $  1,146,995

Dredner Kleinwort Wasserstien                       972,385       949,885        22,500        22,500             --       972,385

Ernst & Young, Corporate Finance LLC              1,204,238     1,094,808       109,430       109,429             --     1,204,238

FTI Policano & Manzo                              1,220,301     1,104,759       115,543       115,543             --     1,220,301

Jones, Day, Reavis & Pogue                          839,596       760,497        79,099        79,098             --       839,596

Jones Day Committee Member Expenses                  20,515        19,322         1,193            --             --        20,515

KPMG, LLP                                         1,373,891     1,243,959       129,932       129,932             --     1,373,891

Morgan, Lewis & Bockius LLP                         488,556       488,556            --            --             --       488,556

Otterbourg, Steindler, Houston & Rosen, PC        1,560,906     1,085,513       475,393       148,337             --     1,560,906

Otterbourg Committee Member Expenses                 47,622        24,595        23,027            --             --        47,622

PricewaterhouseCoopers LLP                        7,046,270     4,865,940     2,180,330       623,250             --     7,046,270

Rockwood Gemini Advisors                            761,858       540,735       221,123        60,000             --       761,858

Skadden, Arps, Slate, Meagher & Flom
   (Illinois)                                    10,790,908     9,828,854       962,054       962,054             --    10,790,908

Trumbull Services                                 3,670,967     3,670,967            --            --             --     3,670,967

U.S. Trustee                                        127,500       127,500            --            --             --       127,500

Winston & Strawn                                    299,220       271,103        28,117        27,709             --       299,220

Accrued                                                  --            --            --            --     23,089,983    23,089,983

Total                                         $  31,571,728   $27,223,988   $ 4,347,741   $ 2,277,852   $ 23,089,983  $ 54,661,711

* Billed amounts include fees and expenses

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which includes minimum cumulative EBITDA (earnings before interest, taxes, depreciation and amortization), the amounts of which vary throughout the year. As of June 26, 2002 the Company had utilized $370 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit
    Facility:

         ($ millions)

          DIP Credit Facility capacity              $ 2,000
          5% Holdback                                  (100)
          DIP loans outstanding                          --
          Letters of credit outstanding                (370)
                                                    -------

          Total Available as of June 26, 2002       $ 1,530
                                                    =======

3. Comparable store sales for the five-week period ended July 3, 2002, excluding the 283 stores that were closed on or before June 2, 2002, were 8.7% lower than the same month last year.

4. Chapter 11 reorganization expenses include $11 million of professional fees, $8 million of stay bonus expense for the Key Employee Retention Program previously approved by the Court and $3 million of other reorganization expenses. This is offset by reorganization income of $10 million for the settlement of leases on ten of the 283 stores that were closed in June.

5. Cash Receipts and Disbursements for the four-week period ended June 26, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



           CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474
                      -------------------------           ----------

                         For Month Ending June 26, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No ( )

         2.       FICA withholdings                  Yes (x)           No ( )

         3.       Employee's withholdings            Yes (x)           No ( )

         4.       Employer's FICA                    Yes (x)           No ( )

         5.       Federal Unemployment Taxes         Yes (x)           No ( )

         6.       State Income Tax                   Yes (x)           No ( )

         7.       State Employee withholdings        Yes (x)           No ( )

         8.       All other state taxes              Yes (x)           No ( )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.